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                        USING TEST TUBES AND BEAKERS]

                                                               CUSIP 86330P 10 4

                      STRESSGEN BIOTECHNOLOGIES CORPORATION
                CONTINUED UNDER THE LAWS OF THE YUKON TERRITORY /
                       CONSTITUEE SELON LES LOIS DU YUKON

NUMBER                                                                    SHARES
COMMON                                                                ORDINAIRES

       THIS CERTIFIES THAT
       CECI ATTESTE QUE


       IS THE REGISTERED HOLDER OF
       EST LE PORTEUR IMMATRICULE DE

FULLY PAID AND NON-ASSESSABLE COMMON SHARES WITHOUT PAR VALUE

in the Capital of the above named Company subject to the Articles and Bylaws of the Company transferable on the books of the Company by the registered holder in person or by Attorney duly authorized in writing upon surrender of this Certificate properly endorsed.

This Certificate is not valid unless countersigned by the Transfer Agent and Registrar of the Company.

IN WITNESS WHEREOF the Company has caused this Certificate to be signed on its behalf by the facsimile signatures of its duly authorized officers at Vancouver, British Columbia.

Dated:

Fait le:

PRESIDENT/PRESIDENT                     SECRETARY/SECRETAIRE

THE SHARES REPRESENTED BY THIS CERTIFICATE ARE TRANSFERABLE AT THE PRINCIPAL OFFICES OF COMPUTERSHARE TRUST COMPANY OF CANADA AT VANCOUVER, BC OR TORONTO, ONT


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 ACTIONS ORDINAIRES SANS VALEUR NOMINALE ENTIEREMENT LIBEREES ET NON COTISABLES

  du capital de la Societe susmentionnee, sous reserve des statuts constitutifs de la Societe, transferables dans les livres de la Societe par le porteur inscrit ou par son mandataire dument autorise par ecrit sur remise de ce certificat dument endosse.

    Le present certificat n'est valide que s'il est contresigne par l'agent des transferts et agent charge de la tenue des registres de la Societe.

     EN FOI DE QUOI la Societe a fait signer en son nom en facsimile le present certificat par ses dirigeants dument autorises a Vancouver, en
                                                          Colombie-Britannique.

                                                   COUNTERSIGNED AND REGISTERED
                                                         CONTRESIGNE ET INSCRIT
        COMPUTERSHARE TRUST COMPANY OF CANADA                         VANCOUVER
          SOCIETE DE FIDUCIE COMPUTERSHARE DU CANADA                    TORONTO
                                                   REGISTRAR AND TRANSFER AGENT
                 AGENT DES TRANSFERTS ET AGENT CHARGE DE LA TENUE DES REGISTRES

                                   BY
                                   PAR
                                      -----------------------------------------
                                       AUTHORIZED OFFICER - DIRIGEANT AUTORISE

                LES ACTIONS QUE REPRESENTE LE CERTIFICAT SONT TRANSFERABLES AUX
                      BUREAUX PRINCIPAUX DE SOCIETE DE FIDUCIE COMPUTERSHARE DU
                                      CANADA A VANCOUVER (C B) ET TORONTO (ONT)


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For value received the undersigned hereby sells, assigns and transfers unto

Pour valeur recue, le soussigne vend, cede et transfere par les presentes a



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                        (Name and address of transferee)
                        (Nom et adresse du cessionnaire)


                              -             -
                       --- --- --- --- --- --- --- --- ---
                             SOCIAL INSURANCE NUMBER


                              -             -
                       --- --- --- --- --- --- --- --- ---
                           NUMERO D'ASSURANCE SOCIALE


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                                                               Shares
         ------------------------------------------------------actions registered in the name of the undersigned on the books of the Company named on the face of this Certificate and represented hereby, and irrevocably constitutes and appoints.

inscrites au nom du soussigne cans les livres de la Societe mentionnee sur la face de ce certificat et representees par celui-ci et nomme et constitue irrevocablement



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the attorney of the undersigned to transfer the said shares on the register of transfers and books of the Company with full power of substitution hereunder.

son mandataire, avec faculte de se substituer toute autre personne, pour


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transferer ces actions dans les registre des transferts de la Societe.


Dated:
Fait le


--------------------------------------------
(Signature of Witness - Signature de temoin)

NOTICE: The signature to this assignment must correspond with the name as written upon the face of the certificate, in every particular, without alteration or enlargement or any change whatever and must be guaranteed by a bank, trust company or a member of a recognized stock exchange whose signature is acceptable to the Transfer Agent.


--------------------------------------------------------
(Signature of Shareholder - Signature de l'actionnaire)

AVIS: La signature qui figure sur ce document de transfert doit correspondre en tous points au nom inscrit au recto du certificat, sans modification, ni addition, ni aucun autre changement, et doit etre avalisee par une banque, une societe de fiducie ou en membre d'une bourse reconnue dont la signature est jugee acceptable par l'agent des transferts.